                                                                    EXHIBIT 10.3


                             OFFICE LEASE AGREEMENT


THIS LEASE AGREEMENT made this 10th day of October, 1996, between INTERVEST-SOUTHERN OAKS LIMITED PARTNERSHIP, herein called "Lessor", and MULTIMEDIA GAMES, INC., herein called "Lessee".

                                   WITNESSETH

IN CONSIDERATION of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1. Leased Premises. Lessor hereby leases and lets unto Lessee space in the office center known as SOUTHERN OAKS OFFICE BUILDING herein called the "Leased Premises", being the space designated as SUITE #210, #204 and #302, shown on Exhibit "A" attached hereto, and being approximately 9,441 square feet.

2. Term. The term of this Lease shall be for a period of five (5) years and five (5) months beginning on the commencement date, as hereinafter defined, except that if the commencement date, shall be a day other than the first day of a month, then the period of time between the commencement date the first day of the month next following shall be added to the term of the Lease. the term of this Lease shall not be extended except by written instrument signed by both parties and in the event Lessee does not surrender possession of the premises at the end of the term it shall be from month to month, and such monthly tenancy shall be subject to the covenants, conditions, rules and regulations herein contained and shall be for and upon a rental equal to 150 percent of the rental as herein reserved for the last month of the term hereof, and such tenancy may be terminated by thirty (30) days written notice given by either party to the other of his or its intention so to do, but nothing in this paragraph shall be construed as a consent by the Lessor to the occupancy of said Premises after the end of the term hereof.

3. Commencement Date. The commencement date of this Lease shall be the first day of October, 1996, or such earlier date as Lessor may, with the agreement of Lessee, deliver the Leased Premises to Lessee ready for Lessee's occupancy.

4. Rentals. As rental for the use and possession of the Lease Premises during the term hereof, Lessee agrees to pay the Lessor, as such place or places as Landlord shall designate from time to time in writing, and without set-off, abatement, deduction, or counterclaim, the sum





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
of Ninety-Four Thousand Four Hundred Ten and no/100 Dollars ($94,410.00) per year payable in monthly installments of Seven Thousand Eight Hundred Sixty-Seven and 50/100 Dollars ($7,867.50) on or before the first calendar month following the commencement date of this Lease (unless the commencement date is the first day of a calendar month, in which event the rent shall commence on that date), and continuing in the same amount on the first day of each and every calendar month thereafter during the term of this Lease. In the event the commencement date is a day other than the first day of the calendar month, Lessee agrees to pay upon signing of this Lease a prorated portion of a month's rental representing the period of time between the commencement date and the first day of the next calendar month.

Lessor acknowledges receipt, upon the execution of this Lease by Lessee, of the sum of $-0- representing a prepayment of the first full or partial month's rental for the Leased Premises.

No rent shall be due until March 1, 1997.

5. Security Deposit. Lessee shall deposit with Lessor the sum of Two Thousand Four Hundred Thirty-Three and 33/100 Dollars ($2,433.33), receipt of which is hereby acknowledged, as security for the full performance of each and all of the provisions of this Lease. If Lessee defaults in any particular provision, Lessor may use, apply or retain without prejudice to any other remedy, the whole or any part of the security (1) to the extent of any sum due to Lessor, or (2) to make any required payment on Lessee's behalf, or (3) to compensate Lessor for any expense or damage caused by Lessee's default. On Lessor's demand, Lessee shall promptly pay to Lessor a sum equivalent to the amount by which the security deposit was so depleted. Lessee shall pay the deposit directly to Lessor in trust. Lessor shall have the authority to use or apply the deposit only on the default and for the purposes, described above as the purpose of the security deposit. On termination of this Lease, provided Lessee is not then in default, Lessor shall return to Lessee all the security deposit then in Lessor's possession. If Lessor transfers its interest in the premises during the term hereof, Lessor shall assign the security deposit to the transferred and thereafter shall have no further liability for the return of said deposit.

6. Late Charge. Lessee agrees to pay a "late charge" equal to ten percent (10%) of the monthly rent installment as herein provided when any installment of rent is paid more than ten (10) days after the due date thereof. Landlord shall provide Tenant written notice of when rent is due. It is hereby understood that this charge is for extra expenses incurred by the Lessor and shall not be considered interest. It is further agreed that this provision does not grant Lessee an unconditional right to cure any default on his part to pay rent as provided in paragraph 4, nor does it limit Lessor's rights denoted in paragraph 18, infra.





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7.     Use and Assignment.  Lessee shall use and occupy the premises for general office only and no other purpose and shall not assign this Lease or sublet the Leased Premises or any part thereof without the written consent of the Lessor, which consent shall not be unreasonably withheld. Lessee shall neither permit on the Leased Premises any act, sale nor storage that may be prohibited under standard forms of fire insurance policies, nor use the Leased Premisses for any such purpose. In addition, no use shall be made or permitted to be made that shall result in (a) waste on the premises, (b) a public or private nuisance that may disturb the quiet enjoyment of other tenants in the Building, (c) improper, unlawful or objectionable use, including sale or storage of materials generating an odor on the premises, or (d) noises or vibrations that may disturb other tenants. Lessee shall comply with all governmental regulations and statutes affecting the Leased Premises either now or in the future.

8.     Utilities, Maintenance, Etc.        Lessor shall furnish for ordinary
office occupancy heating, air conditioning, utilities, general maintenance, janitorial service except on Saturdays, Sundays, and Holidays, free parking and shall provide a lobby directory in the Building. Lessee agrees that Lessor shall not be liable for failure to supply any such heating, air conditioning, utilities, general maintenance, janitor service or parking; however, Lessor agrees to use his best efforts to supply or resume the supply of such services.

9. Parking Area. In common with others, the Lessee is hereby granted the right of non-exclusive use of the parking area provided by Lessor; however, the Lessor reserves the right to promulgate rules and regulations with respect to the use of the parking area by the Lessee, his employees, and his customers.

10. Alterations. Lessee shall make no alterations in or additions or improvements to said Leased Premises without first obtaining the written consent of Lessor, which shall not be unreasonably withheld or delayed, and all additions and improvements made by Lessee (except only movable office furniture and fixtures) shall become the property of Lessor on the termination of the occupancy of the premises, or at Lessor's option, removed at Lessee's expense. Lessee, at Lessee's sole cost and expense may provide improvements as shown on Exhibit "A".

11. Lessee's Property. All equipment and trade fixtures installed in or on the Building by Lessee shall remain the property of Lessee and may be removed by Lessee upon termination of the Lease or the occupancy of the premises, with the exception of any additions or improvements to said Leased Premises as stated in the above Article 10.





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12.    Rules and Regulations.  Lessee and Lessee's agents, employees, and invitees, will comply fully with all requirements of the rules of the building which are attached hereto and made a part hereof as though fully set out herein. Lessor shall at all times have the right to change such rules and regulations or to amend them in such reasonable manner as may be deemed advisable for safety, care, and cleanliness of the Building and for preservation of good order therein, forwarded to Lessee in writing and shall be carried out and observed by Lessee. Lessee shall further be responsible for the compliance with such rules and regulations by the employees, servants, agents, visitors, and invitees of Lessee.

13. Indemnity by Lessee. Lessee shall at all times protect, save harmless and indemnify Lessor against all causes of action, claims, demands, suits, judgments, and liability of every kind and character which may arise, be imposed or incurred as a consequence of or arising out of any act, default, negligence or omission, willful or otherwise, on the part of the Lessee, its agents or employees, or arising out of the conduct by Lessee of its business upon the Leased Premises.

14. Liability to Lessee. Lessor will carry no insurance on the property of Lessee and Lessor shall incur no liability to Lessee, its employees or invitees for damages caused by or resulting from fire, explosion, windstorm, tornado, earthquake, leakage of water, gases, steam, rain, snow, falling plaster, glass breakage, theft, burglary, robbery, vandalism, riot or any other casualty or other risks incident to the extended coverage applicable under standard fir insurance contracts, and from the acts or omission of other tenants, their employees or invitees or trespassers.

15. Damage, Destruction or Condemnation. If the Building is destroyed by casualty or damaged to such an extent that it cannot be repaired or in the opinion of Lessor it cannot economically be repaired, this Lease shall terminate and rent shall be adjusted as of the date of such destruction or damage. If the Leased Premises are damaged from casualty and can be repaired except as provided in the preceding sentence, Lessor shall, with reasonable diligence, with allowance for repair the same. If during the period of repair or any part thereof the premises cannot be used, rent shall abate for such part of the period. If the Leased Premises can be partially used during said period, there shall be an equitable abatement of a portion of rent. Repairs may be made during business hours and there shall be no abatement of rent by reason of inconvenience. Lessor shall use its best efforts not to interfere with Lessee's use of the Premises. If the Leased Premises are condemned, the Lease at Lessor's option shall terminate and rent shall be adjusted as of the date Lessee surrenders the Leased Premises. All compensation in condemnation shall be the property of Lessor. Damage to the premises resulting from the negligence of Lessee or its employees or invitees shall be repaired





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at the expense of Lessee.  Lessor shall use its best efforts not to interfere with Lessee's use of the Premises.

16. Possession on Termination. At the expiration of this Lease, or sooner termination thereof, the Lessee shall give possession of the Leased Premises to the Lessor and in as good a condition as when Lessee commenced possession, usual wear and tear excepted.

17. Quiet and Peaceful Enjoyment. Lessee shall have quiet and peaceful possession of the Leased Premises during the term hereof as against all parties claiming adverse thereto by or under Lessor. See Rider #2, paragraph 3.

18. Breach, Default, and Remedies. The covenants and agreements herein shall be conditions as well as covenants and breach of any of the, or the failure to pay rent when due, or the abandonment of the Leased Premises, or the making of an assignment for the benefit of creditors by Lessee, or the appointment of a received for Lessee, or the filing of a petition by Lessee, or the filing of a petition by Lessee for reorganization, or relief of debtors, or a voluntary petition in bankruptcy, or adjudication of bankruptcy of Lessee, shall constitute a default on the part of Lessee. Upon default by Lessee, the Lessor shall, at its option, have the following remedies: (a) terminate the Lease and take posse of the Leased Premises; (b) terminate the Lease and recover damages in an amount equal to the unpaid future rent or in any greater amount permitted by law; (c) terminate Lessee's right to posse without terminating the Lease or obligation to pay rent, whereupon Lessee's right to possession without terminating the Lease or obligation to pay rent, whereupon Lessee shall pay Lessor all unpaid rent for the entire term of the Lease and Lessor shall endeavor to Lease the Leased Premises for the account of Lessee, and any reasonable expense of remodeling or repair shall be a charge against the rent received on reletting; (d) any remedy permitted by Federal or State Law and the remedies granted to Lessor shall be cumulative, and exhaustion of one shall not preclude Lessor resorting to others. Should Lessor elect to immediately terminate the Lease, written notice of that termination may be given by Lessor pursuant to Paragraph 21, infra. In each and every instance of default, and while the same continues, Lessor may re-enter said Leased Premises in accordance with appropriate law using all necessary force, and Lessee's right to enter said Leased Premises shall be suspended, and in order to effectuate such re-entry and suspension, Lessor may change locks on the doors of said Leased Premises and exclude Lessee from said Building until any and all defaults are cured by Lessee. Such re-entry and suspension, and the changing of locks, shall not operate as an eviction or cancellation of this Lease. The waiver by Lessor of any default shall not be a waiver or consent to the continuation of such default or to a subsequent default in accordance with appropriate law.





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19.    Attorney's Fees.  If either party brings any action or proceeding to enforce, protect, or establish any right or remedy, the prevailing party shall be entitled to recover reasonable attorney's fees. Arbitration is an action or proceeding for the purpose of this provision. For the purposes hereof, Lessor shall be deemed to have prevailed in any unlawful detainer if the action is dismissed by reason of Lessee's curing of the default upon which such action was based. Lessee shall reimburse Lessor any and all costs incurred by Lessor in collecting any delinquent payments due from Lessee hereunder whether action is instituted therefore or not.

20. Delivery of Possession. If Lessee shall be unable to enter into and occupy the Leased Premises hereby Leased at the time above provided by reason of said premises not being ready for occupancy, or by reason of a holding over of any previous occupants of said premises, or as a result of any cause or reason beyond the direct control of Lessor, Lessor shall not be liable in damages to Lessee therefore; but during the period Lessee shall be unable to occupy said premises as hereinbefore provided the rental therefore shall be abated and Lessor is to be a sole judge as to when the premises are ready for occupancy. If permission be given by Lessor to Lessee to enter into possession of the Leased Premises or to occupy comparable premises in the Building other than the Leased Premises prior to the date herein fixed for the commencement of the term, and such permission be accepted by Lessee, such occupancy by Lessee shall be deemed to be that of a tenant under all of the terms, covenants and conditions of this Lease, except that Lessee shall pay a pro rata rent on a daily basis for each day of occupancy at a rate equal to the rent specified in Paragraph 4 unless otherwise agreed in writing.

21. Notice. The legal relationship between Lessor and Lessee shall be that of Landlord and Tenant. Any notice authorized or required may be given Lessor by delivery of same to Lessor at such place as shall be designated for the payment of rent hereunder, and any notice to Lessee, including the termination delivery of the same to Lessee, one of its officers, or employees found at the Leased Premises, or, if the Lessee, its officers or employees are not located at the Premises, by posting of the notice in a conspicuous place on the Leased Premises.

22. Ground Leases and Mortgages. This Lease is subject and subordinate to all ground Leases and to all present mortgages affecting the real estate on which the Building is located and the Building of which the Leased Premises are a part, and to any ground Leases, mortgage, or mortgages which may hereafter be executed affecting the same.

23. Inspection. Lessor, or its officers, agents and representatives, shall have the right upon reasonable prior notice to Lessee to enter into and upon any and all parts of the Leased





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Premises, (a) at all reasonable hours to inspect same or clean or make repairs or alterations or additions as Lessor may deem necessary, or (b) during business hours to show the Leased Premises to prospective tenants, (during the last six (6) months of the Lease Term) purchasers or lenders; and Lessee shall not be entitled to any abatement or reduction of rent by reason thereof.

24. Estoppel Certificate. Lessee agrees throughout the term of this Lease or any extension thereof that upon request by the Lessor or a mortgagee of Lessor or a prospective purchase of the Building to sign and deliver a certificate stating in substance (if such be the case); (a) There is no modification of the terms of this Lease (unless there is such a modification, in which event a copy thereof shall be furnished by Tenant or stated in certificate), and that said Lease is in full force and effect; (b) Lessee has asserted no defenses or offsets as of the date of the certificate; and (c) Lessee has no knowledge of any default by the Lessor which has not been cured.

After such certificate has been given by Lessee, Lessee will be estopped from asserting any claim or defense known by its prior to the date of the certificate contrary to said certificate as against the person, firm, or corporation to whom such certificate is addressed. Lessor shall have the right to transfer and assign in whole or in part, any of its rights under this Lease, and in the building and property referred to herein; and to the extent that such assignee assumes Lessor's obligations hereunder, Lessor shall by virtue of such assignments be reLeased from such obligations.

25. Representation and Warranties. Lessee acknowledges and agrees that it has not relied upon any statement, representations, agreement or warranties except such as are expressed herein, and that no amendment or modification of this Lease shall be valid or binding unless expressed in writing and executed by the parties hereto in the same manner as the execution of this Lease.

26. Joint and Several Obligations. If Lessee consists of more than one person, the obligations of all such persons are joint and several.

27. Captions. The captions appearing in this Lease are for convenience and reference and shall in no way define, limit or describe the scope or intent of this Lease nor in any way affect this Lease.





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28.    Binding Effect.  The covenants and agreements of this Lease shall extend to and be binding upon the heirs, executors, administrators, successors, and assigns of the parties hereto where the context hereof requires or admits.

29. Governing Law. This Lease shall be subject to and governed by the laws of the State of Oklahoma.

30.    Riders.  Riders 1 and 2 hereto attached are a part of this Lease.

31.    Additional Comments.


32. Door Signage and Roster. Lessee's door signage and directory strip shall read as follows:

                       Multimedia Games, Inc., Suite #210

33. Insurance. Lessor will carry no insurance on the property of Lessee and Lessor shall incur no liability to Lessee, its employees or invitees for damages caused by or resulting from fire, explosion, windstorm, tornado, earthquake, leakage of water, gases, steam, rain, snow, falling plaster, glass breakage, theft, burglary, robbery, vandalism, riot or any other casualty or other risks incident to the extended coverage applicable under standard fire insurance contracts, and from the acts or omission of other tenants, their employees or invitees, or trespassers.

At all times during the term of this Lease, Lessee shall, at its sole expense, maintain comprehensive public liability insurance against claims for personal injury, wrongful death and property damages occurring upon, in or about the Leased Premises, affording insurance protection to limits of not less than the following: $100,000.00 for personal injury, bodily injury and wrongful death to each person; $500,000.00 for personal injury, bodily injury and wrongful death for each occurrence; and $100,000.00 for property damage for each occurrence. Lessor shall be named as an additional insured on each such policy with the same limits of coverage and shall be furnished with a certificate of each thereof, any additional premium therefor to be paid by Lessee. Each such policy of insurance shall, to the extent obtainable at no extra premium, provide that any claim shall be payable notwithstanding any act, whether of commission or omission, negligent or otherwise, of Lessor, of Lessee, of any other tenant in the building or of any agent, employee, representative, visitor or guest of any of them, which





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act might otherwise result in the forfeiture of the insurance afforded by such policy. In addition, each such policy shall provide an agreement by the insurer that the policy will not be canceled or modified to reduce coverage as to risk, amount or named insured without at least fifteen (15) days' prior written notice to both Lessor and Lessee.

34. Options to Renew. If Tenant has complied with the terms and conditions of this Lease then Tenant shall have the option to renew this Lease at a Base Rate determined to be the market rate at the termination of this Lease. Tenant shall notify Landlord, in writing, ninety (90) days prior to the termination of this Lease of it's intentions to renew or surrender the demised premises. Should Tenant desire to surrender the demised premises at the termination of this Lease, then Lessor shall have the right to show and place on the market the demised premises, but shall in no way interface with Tenant's business or rights of Quiet Enjoyment.

IN WITNESS WHEREOF, the parties hereto have set their hands and delivered this Lease on the day and year above written.





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
                                      LESSOR:
                                      INTERVEST-SOUTHERN OAKS, LTD. PTSHP.



                                      ------------------------------------------
                                      Dale Williams, President

                                      Tulsa Capital Corporation
                                      As General Partner


                                      LESSEE:
                                      MULTIMEDIA GAMES, INC.



                                      ------------------------------------------






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
                         BUILDING RULES AND REGULATIONS


1. Lessee shall not alter any lock or install a new or additional lock or bolt on any door of the Leased Premises without the prior written consent of Lessor, which consent shall not be unreasonably withheld.

2. Lessee will refer all contractors, contractor's representatives and installation technicians, rendering any service to Lessee to Lessor for Lessor's supervision, approval, and control before performance of any contractual service. This provision shall apply to all work performed in the Building including installation of telephones, telegraph equipment, electrical devises and attachments, and installments of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building. Lessor hereby approved Crestline Construction and Carpet Supply to construct improvements as needed by Lessee.

3. Movement in or out of the Building of furniture, office equipment or dispatch or receipt of Lessee of any merchandise or materials which requires use of elevators or stairways, or movement through Building entrances or lobby movement shall be under supervision of Lessee and in the manner agreed between Lessee and Lessor by prearrangement before arrangement. Such prearrangement initiated by Lessee will include determination by Lessor and subject to his decision and control, of the time, method, and routing of movement, and limitations imposed by safety or other concerns which may prohibit any article, equipment, or any other firm from being brought into the Building. Lessee is to assume all risk as to damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property, and personnel of Lessor if damaged or injured as a result of acts in connection with carrying out this service for Lessee from time of entering the tract of which the Building stands to completion of work; and Lessor shall not be liable for acts of any person engaged in, or any damage or loss to any of said property or persons resulting from any act in connection with such service performed for Lessee.

4. No signs will be allowed in any form on exterior of Building or windows inside or out, and no signs except in uniform location and uniform styles fixed by Lessor will be permitted in the public corridors or on corridor doors of entrance to Lessee's space. All signs will be contracted for by Lessor for Lessee at the rate fixed by Lessor from time to time, and Lessee will be billed and pay for such service accordingly.

5. Lessee shall not use the common areas of the building for any solicitation, advertising, demonstration, or political activity.





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6.     Lessee shall not place, install, or operate on the Leased Premises or in any part of the Building, any engine, stove, or machinery, or conduct mechanical operations, or cook thereon or there or place or use in or about premises any explosives, gasoline, kerosene, oil, acids, caustics, or any other flammable, explosive, or hazardous materials without written consent of Lessor. Microwaves are allowed.

7. Lessor will not be responsible for lost or stolen personal property, equipment, money, or jewelry from the Leased Premises or public rooms regardless of whether such loss occurs when area is locked against entry or not.

8. None of the entries, passages, doors, elevators, elevator doors, hallways or stairways shall be blocked or obstructed, or any rubbish, litter, trash or material of any nature placed, emptied or thrown into these areas, or such areas be used at any time except for ingress by Lessee, Lessee's agents, employees, or invitees.

9. Lessor shall have the right to prescribe the weight and position of safes, computers, and other heavy equipment which shall, in all cases, in order to distribute their weight, stand on supporting devises approved by Lessor.
All damage done to the Building by placing in or taking out any property of Lessee while in the Building shall be repaired promptly at the expense of Lessee.

10. Should Lessee require telegraphic, telephonic, annunciator, or other communication services, Lessor shall direct where and how wires are to be introduced and placed and none shall be introduced or placed except as Lessor shall direct.

11. Without Lessor's prior written approval, Lessee shall not install any radio or television antenna, loudspeaker, music system, or other device on the roof or exterior walls of the Building, or on common walls with adjacent tenants.

12.    Use of chair mats is required under all chairs with wheels or castors.

13. These Rules and Regulations are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants, agreements, and conditions of any Lease covering premises in the Building.

14. Lessor reserves the right to make such other reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care, and cleanliness of the Building, and for the preservation of good order therein.

15. Lessee shall acquire and maintain an A.B.C. Dry Chemical Fire Extinguisher for its Leased premises.

                                    RIDER #1


       This supplements and amends that certain Office Lease Agreement between INTERVEST-SOUTHER OAKS LIMITED PARTNERSHIP, as Lessor, and MULTIMEDIA GAMES, INC., as Lessee, dated _____________________, 199___, to which reference is herewith made as if here set forth in full as follows:

       Rental Escalation:   In the event operating expenses (as defined below)
of Lessor upon the land and building, including parking area, of which the Leased Premises are part, shall in any calendar year, exceed the sum of $4.16 per square foot (based on net rentable square feet comprising the Building), the upon written notice to the Lessor, the Lessee agrees to pay as additional rental, Lessee's probata share of such operating expenses in excess of $4.16.

       Lessor shall, within ninety (90) days following the close of any calendar year for which additional rental is due under this section, give written notice there to Lessee, provided, however, Lessor may within thirty
(30) days prior to the termination of this Lease estimate Lessee's probata share of the excess operating expenses for that calendar year and reasonable detail. Lessee agrees to pay Lessor additional rental within fifteen (15) days after such written notice. The monthly rental rate for the following year will be increased by the increased amount of expenses during the current calendar year. The term "operating expenses" as used herein includes Lessor's cost of providing heating, air conditioning, utilities, janitorial services and supplies, snow removal, security services, reasonable management costs, landscape, and general maintenance and repairs. The term "operating expenses" also includes all real property taxes which accrue against the building and land during the term of the Lease as well as all insurance premiums Lessor is required to pay or deems necessary to pay, including public liability insurance, with respect to the building and land. If an increase in the fire and extended coverage insurance premiums paid by Lessor for the building is caused by Lessee's use and occupancy of the Leased Premises, or if Lessee vacates the Leased Premises and causes an increase in such premiums, then Lessee shall pay as additional rental the amount of such increase to Lessor.

       In no event shall a single rental escalation cause Lessee's total monthly rental to increase more than five percent (5%) per year.

                                    RIDER #2


1. Mechanical. Lessor agrees to use its best efforts to provide Lessee adequate mechanical in order to meet Lessee's electrical and telephone requirements for ordinary office usage.

2. Lessor's Insurance Requirements. Lessor, at its sole option, may procure and maintain at times during the term of this Lease a policy or policies of insurance covering loss or damages to the Property (exclusive of Lessee's trade fixtures, equipment, and personal property), providing protection against those perils as Lessor deems appropriate.

3. Quiet Enjoyment. Lessor warrants that it has full right to execute and to perform this Lease and to grant the estate Leases, and, that Lessee, upon payment of the required Rent and performing the terms, conditions, covenants, and agreements contained in this Lease, shall peaceable and quietly have, hold, and enjoy the Leased Premises during the full term of this Lease as well as any extension or renewal thereof. However, Lessee accepts this Lease subject and subordinate to any underlying Lease, mortgage, deed of trust, or other lien presently existing upon the Property. Lessor hereby is irrevocably vested with full power and authority to subordinate Lessee's interest under this agreement to any underlying Lease, mortgage, deed of trust, or other lien hereafter placed on the Property, and Lessee agrees upon demand to execute additional instruments subordinating this Lease as Lessor may require. If the Lessor's interest under this Lease shall be transferred by reason of foreclosure of other proceedings for enforcement of any lien, deed of trust, or mortgage on the Property, Lessee shall be bound to the transferee (sometimes called "Purchaser") under the terms, covenants, and conditions of this Lease for the balance of the term remaining, and any extensions or renewals thereof, with the same force and effect as if the Purchaser were the Lessor under this Lease. Lessee agrees to attorn to the Purchasee, as its Lessor, the attornment to be effective and self-operative without the execution of any further instruments upon the Purchase succeeding to the interest of the Lessor under this Lease. The respective rights and obligations of Lessee and the Purchaser upon the attornment, to the extent of the then remaining balance of the term of this Lease, and any extensions and renewals thereof, shall be the same as those herein contained.

4. Force Majeure. In the event Lessor or Lessee shall be delayed, hindered, or prevented from the performance of any act required herein by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war, or any other reason of a like nature ("Event") that is not the

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fault of the Party delayed in performing the work or doing the acts required under the terms of this Lease, then said performance of any such act shall be excused for the period of time the Event takes place. The period for the performance of any such act shall be extended for a period of time equivalent to the time period of the Event. The provisions of this section shall not operate to excuse Lessee from prompt payment of the Base Rent and any other Rent required by the terms of this Lease.

5.     Waiver of Subrogation:      Anything in this Lease to the contrary
notwithstanding, the parties hereto hereby waive to the extent permitted by their respective insurance carriers any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers, and employees for any loss or damage that may occur to the premises hereby demised, or any improvements thereto, or said building of which the premises are a part, or any improvements thereto, by reason of fire, the elements or origin, including negligence of the parties hereto, their agents, officers and employees.





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